Exhibit 10.7

AMENDMENT No. 6, dated as of August 9, 2013 (this “Amendment”), to the Credit Agreement, dated as of December 1, 2009, among SEAWORLD PARKS & ENTERTAINMENT, INC. (f/k/a SW ACQUISITIONS CO., INC.), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), BANK OF AMERICA, N.A., as L/C Issuer and Swing Line Lender, DEUTSCHE BANK SECURITIES INC. and BARCLAYS BANK PLC, as co-syndication agents (collectively, in such capacity, and together with their successors, the “Syndication Agents”), MIZUHO CORPORATE BANK, LTD., as documentation agent (the “Documentation Agent”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Joint LEAD ARRANGERS AND MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BARCLAYS CAPITAL and DEUTSCHE BANK SECURITIES INC., as Joint Bookrunners (as amended by Amendment No. 1, dated as of February 17, 2011, as further amended by Amendment No. 2, dated as of April 15, 2011, as further amended by Amendment No. 3, dated as of March 30, 2012, as further amended by Amendment No. 4, dated as of April 24, 2013, as further amended by Amendment No. 5, effective as of May 14, 2013, and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. Subject to and upon the satisfaction of the conditions set forth in Section 3 hereof on the Amendment No. 6 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Clause (vi) of the definition of “Consolidated EBITDA” in Section 1.01 shall be amended and restated in its entirety as follows:

the amount of management, monitoring, consulting and advisory fees and related expenses paid or accrued to the Investors or their Affiliates (or management companies) under the Investor Management Agreement, including any termination fee in respect of such Investor Management Agreement,

Section 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 6 Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof).

Section 3. Effectiveness. This Amendment shall become effective on the date (such date, if any, the “Amendment No. 6 Effective Date”) on which each of the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders (each such Lender a “Consenting Lender”) and each Loan Party;

(ii) Fees. The Administrative Agent shall have received all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of a single legal counsel), on or before the Amendment No. 6 Effective Date;

(iii) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 6 Effective Date certifying that that (a) all representations and warranties shall be true and correct in all material respects on and as of the Amendment No. 6 Effective Date (although any representations and warranties (i) which expressly relate to a given date or period shall be required to be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (ii) that are qualified by materiality are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof), before and after giving effect to the borrowing and to the application of the proceeds therefrom, as though made on and as of such date and (b) no Event of Default or event which with the giving of notice or lapse of time or both would be an Event of Default, shall have occurred and be continuing.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN

RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 6 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 8. WAIVER OF RIGHT TO TRIAL BY JURY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SEAWORLD PARKS & ENTERTAINMENT, INC.

By:	/s/ James M. Heaney
Name: James M. Heaney
Title: Chief Financial Officer

SEAWORLD ENTERTAINMENT, INC.

By:	/s/ James M. Heaney
Name: James M. Heaney
Title: Chief Financial Officer

SEAWORLD PARKS & ENTERTAINMENT LLC SEA WORLD OF TEXAS LLC SEA WORLD LLC SEAWORLD PARKS & ENTERTAINMENT INTERNATIONAL, INC. LANGHORNE FOOD SERVICES LLC SEA WORLD OF FLORIDA LLC

By:	/s/ James M. Heaney
Name: James M. Heaney
Title: Chief Financial Officer

[Signature Page to SP&E Amendment No. 6]

SEAWORLD OF TEXAS HOLDINGS, LLC SEAWORLD OF TEXAS MANAGEMENT, LLC SEAWORLD OF TEXAS BEVERAGE, LLC

By:	/s/ Daniel J. Decker
Name: Daniel J. Decker Title: Manager

By:	/s/ Daniel J. Decker
Name: Daniel J. Decker Title: Manager

By:	/s/ Daniel J. Decker
Name: Daniel J. Decker Title: Manager

[Signature Page to SP&E Amendment No. 6]

BANK OF AMERICA, N.A., as Administrative Agent and a Consenting Lender

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Signature Page to SP&E Amendment No. 6]

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ASFI LOAN FUNDING LLC as a Consenting Lender

By:	Citibank N.A.

By:	/s/ Paul Plank
Name: Paul Plank
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AZB FUNDING 2, as a Consenting Lender

By:	/s/ Masaki Onuma
Name: Masaki Onuma
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ALM X, LTD., as a Consenting Lender

By:	Apollo Credit Management (CL), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

APOLLO AF LOAN TRUST 2012, as Consenting Lender

By:	Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

APOLLO CREDIT FUNDING I LTD., as Consenting Lender

By:	Apollo Fund Management LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

APOLLO SK STRATEGIC INVESTMENTS, L.P., as a Consenting Lender

By:	Apollo SK Strategic Advisors, L.P., its general partner

By:	Apollo SK Strategic Advisors, LLC, its general partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

FALCON SENIOR LOAN FUND LTD., as a Consenting Lender

By:	Apollo Fund Management LLC As Its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GULF STREAM – RASHINBAN CLO 2006-I, LTD., as a Consenting Lender

By:	Gulf Stream Asset Management LLC, As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

LEVERAGESOURCE V S.A.R.L, as a Consenting Lender

	By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Class A Manager

For any institution requiring	By:	/s/ Laurent Ricci
a second signatory:		Name: Laurent Ricci
Title: Class B Manager

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

RAMPART CLO 2006-1 LTD., as a Consenting Lender

By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

RAMPART CLO 2007 LTD., as a Consenting Lender

By:	Apollo Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

STONE TOWER CLO V LTD., as a Consenting Lender

By:	Apollo Debt Advisors LLC, As its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

STONE TOWER LOAN TRUST 2010, as a Consenting Lender

By:	Apollo Fund Management LLC, As its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

STONE TOWER LOAN TRUST 2011, as a Consenting Lender

By:	Apollo Fund Management LLC, As its Investment Advisor

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

TETON FUNDING, LLC, as a Consenting Lender

By:	Sun Trust Bank, its Manager

By:	/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD, as a Consenting Lender

By:	ARES ENHANCED LOAN INVESTMENT STRATEGY III, L.P., ITS PORTFOLIO MANAGER

By:	ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR, LTD, as a Consenting Lender

By:	ARES ENHANCED LOAN INVESTMENT STRATEGY IR L.P., as Portfolio Manager

By:	ARES ENHANCED LOAN IR GP. LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES ENHANCED LOAN INVESTMENT STRATEGY IX, L.P., as a Consenting Lender

By:	AELIS IX MANAGEMENT, LLC, its General Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES IIIR/IVR CLO LTD, as a Consenting Lender

By:	ARES CLO MANAGEMENT IIR/IVR, L.P., its Asset Manager

By:	ARES CLO GP IIIR/IVR, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES INSTITUTIONAL LOAN FUND B.V., as a Consenting Lender

By:	ARES MANAGEMENT LIMITED, as Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES LOAN TRUST 2011, as a Consenting Lender

By:	ARES MANAGEMENT LLC, its Investment Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES NF CLO XIV LTD., as a Consenting Lender

By:	ARES NF CLO XIV MANAGEMENT, L.P., its Collateral Manager

By:	ARES NF CLO XIV MANAGEMENT LLC, its General Partners

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES SPC HOLDINGS, L.P., as a Consenting Lender

By:	ARES SPC HOLDINGS GP LLC, General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES XI CLO LTD., as a Consenting Lender

By:	ARES CLO MANAGEMENT XI, L.P., its Asset Manager

By:	ARES CLO GP XI, LLC, its General Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES XII CLO LTD., as a Consenting Lender

By:	ARES CLO MANAGEMENT XII, L.P., its Asset Manager

By:	ARES CLO GP XII, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES XVI CLO LTD., as a Consenting Lender

By:	ARES CLO MANAGEMENT XVI, L.P., its Asset Manager

By:	ARES CLO GP XVI, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES XXIII CLO LTD., as a Consenting Lender

By:	ARES CLO MANAGEMENT XXIII, L.P., its Asset Manager

By:	ARES CLO GP XXIII, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES XXIV CLO LTD., as a Consenting Lender

By:	ARES CLO MANAGEMENT XXIV, L.P., its Asset Manager

By:	ARES CLO GP XXIV, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES XXV CLO LTD., as a Consenting Lender

By:	ARES CLO MANAGEMENT XXV, L.P., its Asset Manager

By:	ARES CLO GP XXV, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES XXVI CLO LTD., as a Consenting Lender

By:	ARES CLO MANAGEMENT XXVI, L.P., its Collateral Manager

By:	ARES CLO GP XXVI, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARES XXVII CLO LTD., as a Consenting Lender

By:	ARES CLO MANAGEMENT XXVII, L.P., its Asset Manager

By:	ARES CLO GP XXVII, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AVIVA STAFF PENSION SCHEME, as a Consenting Lender

By:	ARES MANAGEMENT LIMITED, its Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

COMMUNITY INSURANCE COMPANY, as a Consenting Lender

By:	ARES WLP MANAGEMENT, L.P., its Investment Manager

By:	ARES WLP MANAGEMENT GP, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GLOBAL LOAN OPPORTUNITY FUND B.V., as a Consenting Lender

By:	ARES MANAGEMENT LIMITED, its Portfolio Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND, as a Consenting Lender

By:	AELIS X MANAGEMENT, L.P., its Investment Counsel

By:	AELIS X MANAGEMENT GP, LLC, its General Partner

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

PPF NOMINEE 1 B.V., as a Consenting Lender

By:	ARES MANAGEMENT LIMITED, its Portfolio Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SEI INSTITUTIONAL INVESTMENTS TRUST – OPPORTUNISTIC INCOME FUND, as a Consenting Lender

By:	ARES MANAGEMENT LLC, as Portfolio Manager

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND, as a Consenting Lender

By:	ARES MANAGEMENT LLC, as Sub-Adivosr

By:	/s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AMBITION TRUST 2009, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AMBITION TRUST 2011, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARROWOOD INDEMNITY COMPANY, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Adviser

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR FO THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Adviser

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED, acting solely in its capacity as Trustee of BABSON CAPITAL BANK LOAN FUND, a series trust of the Multi Manager Global Investment Trust,

        as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Manager and Attorney-in-fact

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

The foregoing is executed on behalf of the Babson Capital Bank Loan Fund, organized under a Supplemental Declaration of Trust dated as of June 10, 2013, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BABSON CLO LTD. 2006-II, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BABSON CLO LTD. 2007-I, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BABSON CLO LTD. 2011-I, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BABSON CLO LTD. 2012-I, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BABSON CLO LTD. 2013-I, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BABSON MID-MARKET CLO LTD. 2007-II, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

C.M. LIFE INSURANCE COMPANY, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Adviser

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Adviser

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SAPPHIRE VALLEY CDO I. LTD., as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ST. JAMES RIVER CLO, LTD., as a Consenting Lender

By:	BABSON CAPITAL MANAGEMENT LLC, as Investment Manager

By:	/s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BANK OF THE CASCADES, as a Consenting Lender

By:	/s/ Dan Lee
Name: Dan Lee
Title: EVP, Chief Credit Officer

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BARCLAYS BANK PLC, as a Consenting Lender

By:	/s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BLACK DIAMOND CLO 2012-1 LTD., as a Consenting Lender

By:	BLACK DIAMOND CLO 2012-1 ADVISER, L.L.C., as its Portfolio Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AETNA HEALTH INC., as a Consenting Lender

By:	BLACKROCK INVESTMENT MANAGEMENT, LLC, its Investment Manager

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AETNA HEALTH MANAGEMENT, LLC, as a Consenting Lender

By:	BLACKROCK INVESTMENT MANAGEMENT, LLC, its Investment Manager

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AETNA LIFE INSURANCE COMPANY, as a Consenting Lender

By:	BLACKROCK INVESTMENT MANAGEMENT, LLC, its Investment Manager

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BLACKROCK SENIOR INCOME SERIES IV , as a Consenting Lender

By:	BLACKROCK FINANCIAL MANAGEMENT, INC.,

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BLACKROCK SENIOR INCOME SERIES V LIMITED, as a Consenting Lender

By:	BLACKROCK FINANCIAL MANAGEMENT, INC., its Collateral Manager

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

HOUSTON CASUALTY COMPANY, as a Consenting Lender

By:	BLACKROCK INVESTMENT MANAGEMENT, LLC, its Investment Manger

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SCOR GLOBAL LIFE AMERICAS REINSURANCE COMPANY, as a Consenting Lender

By:	BLACKROCK FINANCIAL MANAGEMENT, INC., its Investment Manger

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SCOR REINSURANCE COMPANY, as a Consenting Lender

By:	BLACKROCK FINANCIAL MANAGEMENT, INC., its Investment Manger

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

U.S. SPECIALTY INSURANCE COMPANY, as a Consenting Lender

By:	BLACKROCK INVESTMENT MANAGEMENT, LLC, its Investment Manger

By:	/s/ Dale Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BLUEMOUNTAIN CLO 2012-2 LTD., as a Consenting Lender

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its Collateral Manager

By:	/s/ David Finn
Name: David Finn
Title: Operations Analyst

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BLUEMOUNTAIN CLO 2013-2 LTD., as a Consenting Lender

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its Collateral Manager

By:	/s/ David Finn
Name: David Finn
Title: Operations Analyst

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BATTALION CLO III LTD., as a Consenting Lender

By:	BRIGADE CAPITAL MANAGEMENT LLC, as Collateral Manager

By:	/s/ Peter Park
Name: Peter Park
Title: Associate

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD., as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manger

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD., as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manger

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CARLYLE HIGH YIELD PARTNERS IX, LTD., as a Consenting Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CARLYLE HIGH YIELD PARTNERS VIII, LTD., as a Consenting Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CARLYLE HIGH YIELD PARTNERS X, LTD., as a Consenting Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CARLYLE McLAREN CLO, LTD. as a Consenting Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CITIBANK, N.A., as a Consenting Lender

By:	/s/ Keith Lukasavich
Name: Keith Lukasavich
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CITY NATIONAL BANK OF FLORIDA, as a Consenting Lender

By:	/s/ Tyler P. Kurau
Name: Tyler P. Kurau
Title: Regional Executive

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CENT CDO 12 LIMITED, as a Consenting Lender

By:	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, as Collateral Manager

By:	/s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CENT CDO 14 LIMITED, as a Consenting Lender

By:	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, as Collateral Manager

By:	/s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CENT CDO 15 LIMITED, as a Consenting Lender

By:	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, as Collateral Manager

By:	/s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CENT CDO 17 LIMITED, as a Consenting Lender

By:	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, as Collateral Manager

By:	/s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CENTURION CDO 9 LIMITED, as a Consenting Lender

By:	COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, as Collateral Manager

By:	/s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CREDIT INDUSTRIEL ET COMMERCIAL, as a Consenting Lender

	By:	/s/ Marcus Edward
Name: Marcus Edward
Title: Managing Director

For any institution requiring a second signatory:	By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AUSTRALIANSUPER, as a Consenting Lender

By:	Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. In its capacity as agent of and investment, Manager for AustralianSuper Pty Ltd. In its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

THE CITY OF NEW YORK GROUP TRUST, as a Consenting Lender

By:	Credit Suisse Asset Management, LLC, as its Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CREDIT SUISSE LOAN FUNDING LLC, as a Consenting Lender

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CREDIT SUISSE NOVA (LUX), as a Consenting Lender

By:	Credit Suisse Asset management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

IHC HEALTH SERVICES, INC., as a Consenting Lender

By:	CREDIT SUISSE ASSET MANAGEMENT, LLC, as Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

IHC PENSION PLAN DIRECTED TRUST, as a Consenting Lender

By:	CREDIT SUISSE ASSET MANAGEMENT, LLC, as Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EAST WEST BANK, as a Consenting Lender

By:	/s/ Martin Kim
Name: Martin Kim
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AGF FLOATING RATE INCOME FUND, as a Consenting Lender

By:	Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

COLUMBIA FUNDS VARIABLE SERIES TRUST II – VARIABLE PORTFOLIO – EATON VANCE FLOATING-RATE INCOME FUND, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE CDO VII PLC, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE CDO VIII, LTD., as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE CDO X PLC, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE FLOATING-RATE INCOME TRUST, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE INTERNATIONAL (CAYMAN ISLANDS) FLOATING-RATE INCOME PORTFOLIO, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE LIMITED DURATION INCOME FUND, as a Consenting Lender

By: EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE SENIOR INCOME TRUST, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

EATON VANCE VT FLOATING-RATE INCOME FUND, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

INNOVATION TRUST 2009, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

INNOVATION TRUST 2011, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

MET INVESTORS SERIES TRUST – MET/EATON VANCE FLOATING RATE PORTFOLIO, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

PACIFIC LIFE FUNDS-PL FLOATING RATE LOAN FUND, as a Consenting Lender

By:	EATON VANCE MANAGEMENT, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SENIOR DEBT PORTFOLIO as a Consenting Lender

By:	BOSTON MANAGEMENT AND RESEARCH, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GRAYSON & CO, as a Consenting Lender

By:	BOSTON MANAGEMENT AND RESEARCH, as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

FIDELITY AMERICAN HIGH YIELD FUND, for FIDELITY INVESTMENTS CANADA ULC as Trustee of FIDELITY AMERICAN HIGH YIELD FUND, as a Consenting Lender

By:	/s/ Joe Zambello
Name: Joe Zambello
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

FIDELITY SUMMER STREET TRUST: FIDELITY GLOBAL HIGH INCOME FUND, as a Consenting Lender

By:	/s/ Joseph Zambello
Name: Joseph Zambello
Title: Deputy Treasurer

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

FIFTH THIRD BANK, An Ohio Banking Corporation, as a Consenting Lender

By:	/s/ John A. Marian
Name: John A. Marian
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

FLORIDA COMMUNITY BANK, N.A., as a Consenting Lender

By:	/s/ James E. Baiter
Name: James E. Baiter
Title: EVP & CCO

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

FRANKLIN CLO V LTD., as a Consenting Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

FRANKLIN FLOATING RATE MASTER TRUST – FRANKLIN FLOATING RATE MASTER SERIES., as a Consenting Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY., as a Consenting Lender

By:	GOLDMAN SACHS ASSET MANAGER, L.P., as Manger, as a Consenting Lender

By:	/s/ Vini Kurreja
Name: Vini Kurreja
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GOLDMAN SACHS BANK USA, as a Consenting Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GOTHAM INSURANCE COMPANY., as a Consenting Lender

By:	GOLDMAN SACHS ASSET MANAGEMENT, L.P.,
solely as its investment advisor and not as principal, as a Consenting Lender

By:	/s/ Vini Kukreja
Name: Vini Kukreja
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NEW YORK MARINE AND GENERAL INSURANCE COMPANY., as a Consenting Lender

By:	GOLDMAN SACHS ASSET MANAGEMENT, L.P.,
solely as its investment advisor and not as principal, as a Consenting Lender

By:	/s/ Vini Kukreja
Name: Vini Kukreja
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NORTHROP GRUMMAN PENSION MASTER TRUST, as a Consenting Lender

By:	GOLDMAN SACHS ASSET MANAGEMENT, L.P.,
solely as its investment advisor and not as principal, as a Consenting Lender

By:	/s/ Vini Kukreja
Name: Vini Kukreja
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

TORUS INSURANCE HOLDINGS LIMITED, as a Consenting Lender

By:	GOLDMAN SACHS ASSET MANAGEMENT, L.P.,
solely as its investment advisor and not as principal, as a Consenting Lender

By:	/s/ Vini Kukreja
Name: Vini Kukreja
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

UNITED HEALTHCARE INSURANCE COMPANY, as a Consenting Lender

By:	GSO CAPITAL ADVISORS LLC, as Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CALLIDUS DEBT PARTNERS CLO FUND V, as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CENTRAL PARK CLO, LTD., as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

FINN SQUARE CLO, LTD., as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GALE FORCE 3 CLO, LTD., as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GRAMERCY PARK CLO LTD., as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GSO PALMETTO LIQUIDITY FUND LLC, as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Investment Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

INWOOD PARK CDO LTD., as a Consenting Lender

By:	BLACKSTONE DEBT ADVISORS LP, as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

MAPS CLO FUND II, LTD., as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

MARINE PARK CLO LTD., as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

MASASHI SECURED CREDIT FUND LTD., as a Consenting Lender

By:	GSO CAPITAL ADVISORS LLC, as Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

PROSPECT PARK CDO LTD., as a Consenting Lender

By:	BLACKSTONE DEBT ADVISORS L.P., as Collateral Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SUN LIFE ASSURANCE COMPANY OF CANADA (US), as a Consenting Lender

By:	GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Sub-Advisor

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SUNSUPER POOLED SUPERANNUATION TRUST, as a Consenting Lender

By:	GSO CAPITAL PARTNERS LP, its Investment Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

UNITED HEALTHCARE INSURANCE COMPANY, as a Consenting Lender

By:	GSO CAPITAL ADVISOS II LLC, as Manager

By:	/s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

HIGHBRIDGE LOAN MANAGEMENT 2012-1, LTD., as a Consenting Lender

By:	HIGHBRIDGE PRINCIPAL STRATEGIES LLC, its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

RENAISSANCE TRUST 2009, as a Consenting Lender

By:	HIGHBRIDGE PRINCIPAL STRATEGIES LLC, its Sub-Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

HILLMARK FUNDING LTD., as a Consenting Lender

By:	HILLMARK CAPITAL MANAGEMENT, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

STONEY LANE FUNDING I, LTD., as a Consenting Lender

By:	HILLMARK CAPITAL MANAGEMENT, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By:	/s/ John A. Horst
Name: John A. Horst
Title: Credit Executive

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KATONAH 2007-I CLO LTD., as a Consenting Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KATONAH X CLO LTD., as a Consenting Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KINGSLAND II, LTD., as a Consenting Lender

By:	KINGSLAND CAPITAL MANAGEMENTT, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KINGSLAND III, LTD., as a Consenting Lender

By:	KINGSLAND CAPITAL MANAGEMENT, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KINGSLAND IV LTD., as a Consenting Lender

By:	KINGSLAND CAPITAL MANAGEMENT, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KINGSLAND V LTD., as a Consenting Lender

By:	KINGSLAND CAPITAL MANAGEMENT, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BCBSM, INC., as a Consenting Lender

By:	KKR, its Collateral Manager

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

HMO MINNESOTA, as a Consenting Lender

By:	KKR, its Collateral Manager

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KKR FINANCIAL CLO 2005-1, LTD., as a Consenting Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KKR FINANCIAL CLO 2006-1, LTD., as a Consenting Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KKR FINANCIAL CLO 2007-A, LTD. as a Consenting Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KKR FINANCIAL CLO 2012-1, LTD.., as a Consenting Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KKR FINANCIAL CLO 2013-1, LTD. as a Consenting Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

KKR FLOATING RATE FUND L.P., as a Consenting Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

MORGAN STANLEY SENIOR FUNDING, INC. as a Consenting Lender

By:	/s/ Adam Savarese
Name: Adam Savarese
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

JNL/NEUBERGER BERMAN STRATEGIC INCOME FUND, as a Consenting Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

LIGHTPOINT CLO VII, LTD., as a Consenting Lender

By:	NEUBERGER BERMAN FIXED INCOME LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NEUBERGER BERMAN CLO XII, LTD. as a Consenting Lender

By:	NEUBERGER BERMAN FIXED INCOME LLC, its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NEUBERGER BERMAN CLO XIII, LTD. as a Consenting Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NEUBERGER BERMAN CLO XIV, LTD., as a Consenting Lender

By:	NEUBERGER BERMAN FIXED INCOME LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NEUBERGER BERMAN INVESTMENT FUNDS II, PLC, as a Consenting Lender

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NEUBERGER BERMAN SENIOR FLOATING RATE INCOME FUND LLC, as a Consenting Lender

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NEUBERGER BERMAN STRATEGIC INCOME FUND, as a Consenting Lender

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

OAK HILL CREDIT PARTNERS V, LIMITED, as a Consenting Lender By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

OHA INTREPID LEVERAGED LOAN FUND, LTD., as a Consenting Lender By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

OHA LOAN FUNDING 2013 - 2, LTD., as a Consenting Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

OHA PARK AVENUE CLO I, LTD., as a Consenting Lender By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

HAMLET II, LTD, as a Consenting Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

OCTAGON DELAWARE TRUST 2011, as a Consenting Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

G.A.S. (CAYMAN) LIMITED, AS TRUSTEE ON BEHALF OF OCTAGON JOINT CREDIT TRUST SERIES I (AND NOT IN ITS INDIVIDUAL CAPACITY), as a Consenting Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

OCTAGON LOAN TRUST 2010,
as a Consenting Lender

By:   Octagon Credit Investors, LLC, as Investment Manager on behalf of the Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

OCTAGON PAUL CREDIT FUND SERIES I, LTD, as a Consenting Lender By: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

OPTUMHEALTH BANK, INC., as a Consenting Lender By: GSO Capital Advisors LLC, as Manager

By:	/s/ Dan Smith
Name: Dan Smith Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

AAA NORTHERN CALIFORNIA, NEVADA AND UTAH INSURANCE EXCHANGE, as a Consenting Lender By: PineBridge Investments LLC, its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ADVOCATE HEALTH CARE NETWORK, as a Consenting Lender By: PineBridge Investments LLC, its Investment Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ARCH INVESTMENT HOLDINGS III LTD., as a Consenting Lender By: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GALAXY XVI CLO, LTD., as a Consenting Lender By: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

VALIDUS REINSURANCE LTD., as a Consenting Lender By: PineBridge Investments LLC, its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

JNL/PPM AMERICA FLOATING RATE INCOME FUND, A SERIES OF THE JNI, SERIES TRUST, as a Consenting Lender By: PPM America Inc., as Sub-Advisor

By:	/s/ Chris Kappas
Name: Chris Kappas Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

ASCERSION HEALTH ALLIANCE MASTER PENSION TRUST CHIMCO ALPHA FUND, LLC, as a Consenting Lender By: Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Beghy
Name: Margaret C. Beghy Title: Secretary and Associate General Counsel

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

PIONEER FRONTING RATE FUND, as a Consenting Lender By: Pioneer Investment Management, Inc.

By:	/s/ Margaret C. Beghy
Name: Margaret C. Beghy Title: Secretary and Associate General Counsel

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Kyle R. Holtz
Name: Kyle R. Holtz Title: Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

COLE BROOK CBNA LOAN FUNDING LLC, as a Consenting Lender

By:	/s/ Adam R. Jacobs
Name: Adam R. Jacobs Title: Attorney-in-Fact

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

RAYMOND JAMES BANK, N.A., as a Consenting Lender

By:	/s/ Garrett McKinnon
Name: Garrett McKinnon Title: Senior Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CAVALRY CLO II, as a Consenting Lender

By:	Regiment Capital Management, LLC, its Investment Adviser

By:	/s/ William J. Heffron
Name: William J. Heffron
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

COMMUNITY INSURANCE COMPANY, as a Consenting Lender

By:	Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

GENERAL ELECTRIC PENSION TRUST, as a Consenting Lender

By:	Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

QANTAS SUPERANNUATION PLAN, as a Consenting Lender

By:	Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

RACE POINT IV CLO, LTD., as a Consenting Lender

By:	Sankaty Advisors, LLC, as Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

RACE POINT V CLO, LIMITED, as a Consenting Lender

By:	Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

RACE POINT VI CLO, LTD., as a Consenting Lender

By:	Sankaty Advisors, LLC, as Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

RACE POINT VII CLO, LIMITED, as a Consenting Lender

By:	Sankaty Advisors, LLC, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SANKATY SENIOR LOAN FUND, L.P. as a Consenting Lender

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SANKATY SENIOR LOAN FUND PLC as a Consenting Lender

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

WELLPOINT, INC. as a Consenting Lender

By:	Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SEASIDE NATIONAL BANK & TRUST, as a Consenting Lender

By:	/s/ Thomas N. Grant
Name: Thomas N. Grant
Title: CCO & SVP

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BAPTIST HEALTH SOUTH FLORIDA, INC.,

By:	Seix Investment Advisors LLC, as Advisor

BLUE CROSS OF IDAHO HEALTH SERVICE, INC.,

By:	Seix Investment Advisors LLC, as Investment Manager

CNI CHARTER FUNDS – FIXED INCOME OPPORTUNITIES FUND

By:	Seix Investment Advisors LLC, as Subadviser

MOUNTAIN VIEW CLO III LTD.

By:	Seix Investment Advisors LLC, as Collateral Manager

RIDGEWORTH FUNDS – SEIX FLOATING RATE HIGH INCOME FUND

By:	Seix Investment Advisors LLC, as Subadviser

RIDGEWORTH FUNDS – TOTAL RETURN BOND FUND

By:	Seix Investment Advisors LLC, as Subadviser

, as a Consenting Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SUMITOMO MITSUI BANKING CORPORATION, as a Consenting Lender

By:	/s/ David Kee
Name: David Kee
Title: Managing Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

NUVEEN DIVERSIFIED DIVIDEND & INCOME FUND, as a Consenting Lender

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to SP&E Amendment No. 6]

NUVEEN FLOATING RATE INCOME FUND as a Consenting Lender

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to SP&E Amendment No. 6]

NUVEEN SENIOR INCOME FUND, as a Consenting Lender

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to SP&E Amendment No. 6]

NUVEEN TAX ADVANTAGED TOTAL RETURN STRATEGY FUND, as a Consenting Lender

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to SP&E Amendment No. 6]

SYMPHONY CLO II, LTD., as a Consenting Lender

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to SP&E Amendment No. 6]

SYMPHONY CLO IX, LIMITED PARTNERSHIP, as a Consenting Lender

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to SP&E Amendment No. 6]

SYMPHONY CREDIT OPPORTUNITIES FUND LTD., as a Consenting Lender

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

THL CREDIT WIND RIVER 2013-1 CLO LTD., as a Consenting Lender

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CATAMARAN CLO 2013-1 LTD., as a Consenting Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Garret Komjathy
Name: Garret Komjathy
Title: Senior Vice President

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

CROWN POINT CLO LTD., as a Consenting Lender

By:	/s/ John J. D’Angelo
Name: John J. D’Angelo
Title: Sr. Portfolio Manager

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

BLUEMOUNTAIN CLO 2013-1, LTD. as a Consenting Lender

By:	Bluemountain Capital Management, LLC, Its Collateral Manager

By:	/s/ David Finn
Name: David Finn
Title: Operations Analyst

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SSD LOAN FUNDING LLC, as a Consenting Lender

By:	Citibank, N.A.

By:	/s/ Maria Giannavola
Name: Maria Giannavola
Title: Associate Director

[Signature Page to SP&E Amendment No. 6]

The undersigned Lender hereby consents to this Amendment:

SSOMF LOAN FUNDING LLC, as a Consenting Lender

By:	Citibank, N.A.

By:	/s/ Tina Tran
Name: Tina Tran
Title: Associate Director

[Signature Page to SP&E Amendment No. 6]